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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) June 9, 2005


                           CONTANGO OIL & GAS COMPANY
             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                   001-16317                   95-4079863
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)


                        3700 BUFFALO SPEEDWAY, SUITE 960
                              HOUSTON, TEXAS 77098
                    (Address of principal executive offices)

                                 (713) 960-1901
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5.02. APPOINTMENT OF PRINCIPAL OFFICERS

     On June 7, 2005 Contango Oil & Gas Company announced that Marc Duncan, age 52, was appointed President and Chief Operating Officer of Contango Operators, Inc., effective June 6, 2005. Mr. Duncan has over 25 years of experience and has held a variety of domestic and international engineering and senior-level operations management positions relating to natural gas and oil exploration, project development, and drilling and production operations. Prior to joining Contango, Mr. Duncan served as senior operations manager for USENCO International, Inc. from 2000-2004 and as senior project and drilling engineer for Hunt Oil Company from 2004-2005.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     The following is a list of exhibits filed as part of this Form 8-K. Where so indicated by footnote, exhibits, which were previously filed, are incorporated by reference.

Exhibit No.                      Description of Document
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   99.1        Press release dated June 7, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CONTANGO OIL & GAS COMPANY


Date: June 9, 2005                      By: /s/ KENNETH R. PEAK
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                                            Kenneth R. Peak
                                            Chairman and Chief Executive Officer